Notes Receivable	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Notes Receivable
23	NOTES RECEIVABLE
Notes receivable represent mainly bills of acceptance issued by banks for the sale of goods and performance of services. Notes receivable are measured at fair value through other comprehensive income. All notes receivable are due within one year, and their fair values approximate the face values of the bills.